Nicor Gas Company
Form 10-K
Exhibit 10.05

FIRST AMENDMENT TO THE
NICOR GAS SUPPLEMENTARY RETIREMENT PLAN

WHEREAS, Northern Illinois Gas Company (doing business as Nicor Gas Company) (the “Company”), established and maintains the Nicor Gas Supplementary Retirement Plan (“SRET”)

WHEREAS, amendment of the SRET is desirable to ease the administrative burden of the SRET with respect to retirements occurring in 2005 under the transition rules set forth in IRS Notice 2005-1 with respect to Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”)

NOW, THEREFORE, pursuant to the power and authority reserved to the Company pursuant to Section 4.1 of the SRET and delegated to the undersigned officer by resolution dated November 17, 2005 the SRET is hereby amended, effective as January 1, 2005 by adding the following Section 3.7:

“3.7 Section 409A Distributions in 2005. Notwithstanding the provisions of Section 3.3, and in accordance with IRS Notice 2005-1, each Participant who retires from the Company and its affiliates in calendar year 2005 shall be permitted to take a distribution in a lump sum of any benefits such Participant accrues from January 1, 2005 through the date of retirement.”

  IN WITNESS WHEREOF, the duly authorized officer has caused this First Amendment to be executed on this 15th day of December, 2005.

NORTHERN ILLINOIS GAS COMPANY

By: /s/ CLAUDIA J. COLALILLO
Claudia J. Colalillo
Its: Senior Vice President, Human Resources and Customer Care